UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2014

Huntington Bancshares Incorporated

(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 South High Street, Columbus, Ohio	43287
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 614-480-8300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

During the 2014 first quarter, Huntington Bancshares Incorporated (Huntington) reorganized our business segments to drive our ongoing growth and leverage the knowledge of our highly experienced team. Huntington now has five major business segments: Retail and Business Banking, Commercial Banking, Automobile Finance and Commercial Real Estate (AFCRE), Regional Banking and The Huntington Private Client Group (RBHPCG), and Home Lending. A Treasury / Other function includes our insurance brokerage business, along with technology and operations, other unallocated assets, liabilities, revenue, and expense.

Also during the 2014 first quarter, Huntington elected to early adopt ASU 2014-01 – Investments (Topic 323): Accounting for Investments in Qualified Affordable Housing Projects. The amendments in ASU 2014-01 permit entities to make an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity recognizes the net investment performance in the income statement as a component of income tax expense (benefit).

Huntington is filing this Current Report on Form 8-K to update its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2014 (the “2013 Form 10-K”), to reflect the reorganized business segment results and present the revised financial statements and supplemental data resulting from the adoption of ASU 2014-01. Similarly, Part II, Item 6. Selected Financial Data and Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations have been retrospectively adjusted to conform to the current presentation.

Except as specifically noted in the filing, this Current Report on Form 8-K does not reflect events or developments that occurred after February 14, 2014, and does not modify or update the disclosures in any significant way other than as described above and set forth in the exhibits hereto. Without limiting the foregoing, this filing does not purport to update or amend the information contained in 2013 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company’s Form 10-Q for the three months ended March 31, 2014 and other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2013 Form 10-K filed by Huntington with the SEC on February 14, 2014. Revisions to the 2013 Form 10-K included in this Current Report on Form 8-K as noted above supersede the corresponding portions of the 2012 Form 10-K.

Item 9.01. Financial Statements and Exhibits.

The exhibits referenced below are filed as part of this report.

12.1	Ratio of Earnings to Fixed Charges

12.2	Ratio of Earnings to Fixed Charges and Preferred Dividends

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

99.1	Selected Financial Data, Management’s Discussion and Analysis, and Consolidated Financial Statements and Notes thereto recast for the business segment reorganization and adoption of ASU 2014-01 for the fiscal years ended December 31, 2013, 2012, and 2011 (which replaces and supersedes Part II, Item 6, 7, and 8, respectively, of the 2013 Form 10-K filed on February 14, 2014).

101	The following material from Huntington’s Form 10-K Report for the year ended December 31, 2013, formatted in XBRL: (1) Consolidated Balance Sheets, (2) Consolidated Statements of Income, (3), Consolidated Statements of Comprehensive Income, (4) Consolidated Statements of Changes in Shareholders’ Equity, (5) Consolidated Statements of Cash Flows, and (6) the Notes to the Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntington Bancshares Incorporated

May 28, 2014	By:	/s/ Howell D. McCullough III
	Name:	Howell D. McCullough III
	Title:	Chief Financial Officer

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